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                                                                     EXHIBIT (j)


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the reference to our Firm under the heading "Other Service Providers" in the Statement of Additional Information of Eaton Vance Tax-Managed Capital Appreciation Fund in this Post-Effective Amendment No. 56 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 2-90946).

                                /s/ Deloitte & Touche LLP
                                DELOITTE & TOUCHE LLP

February 28, 2000
Boston, Massachusetts